Exhibit 99

Bunker Hill Mining Reports Multiple Near Surface Significant High-Grade Silver Intercepts, including 648 g/t Ag over 1.5m

TORONTO, Canada, October 27, 2020 – Bunker Hill Mining Corporation (the “Company”) (CSE: BNKR) is pleased to report multiple near surface significant high-grade silver intercepts, at its Bunker Hill Mine located in Idaho’s Silver Valley, USA.

Best selected intercepts include:

1.	Hole 7035A: 7.6m at 165.52 g/t Ag, including 1.5m at 648 g/t Ag

2.	Hole 7005: 4.6m at 126.56 g/t Ag, including 1.5m at 239 g/t Ag

3.	Hole 7002: 2.0m at 178.72 g/t Ag, including 0.4m at 394 g/t Ag

4.	Hole 7012: 2.1m at 163.15 g/t Ag, including 1.1m at 280 g/t Ag

5.	Hole 7039: 5.8m at 127.24 g/t Ag, including 0.9m at 295 g/t Ag

A total of 10 holes were drilled, with each hole returning high grade silver intercepts. Notably, there are 5 intercepts grading over 800 g/t Ag equivalent and 2 intercepts grading over 1,000 g/t Ag equivalent. The drilling campaign continues, with more drill results expected to be released in the upcoming weeks.

Sam Ash, CEO stated: “The presence of high-grade silver in these drill results supports our thesis that significant high grade silver mineralization exists at Bunker Hill. These results, coupled with the fact that all of the intercepts are not associated with our recently published 43-101 resource, reinforces our confidence in unlocking significant value at Bunker Hill by aggressively pursuing a silver focused exploration program. In addition the proximity of these intercepts to existing infrastructure is supportive of our intention of advancing towards operational restart”.

The Company is conducting a silver focused exploration in the upper area of the Bunker Hill Mine to support its strategy of an operational restart of Bunker Hill focused on high grade silver production, underpinned by modern and sustainable mining techniques. Drilling is being conducted with core drilling from drill sites on surface and underground and is being informed and targeted using its recently completed 3D geologic model. The addition of this new drill information will be used to enhance geologic understanding and create an opportunity to target and expand mineralization in areas not currently within the 43-101 resource.

A video summarizing the digitization and 3D modeling process of historic geological data can be viewed at the following link https://www.youtube.com/watch?v=8X3FrWfbGl4&feature=youtu.be

Today’s published drill results are from the first phase of the drill program. The intercepts highlighted are high grade intercepts of interest that lie outside of the 43-101 inferred resource, as shown in Figure 1 and 2 below.

Figure 1: High-grade Silver Drilling Exploration Campaign (Phase 1)

Figure 2: High-grade Silver Drilling Exploration Campaign (Phase 1)

The below table summarizes the drill results:

Drill Hole	From (m)	To (m)	Interval (m)	Ag (g/t)	Pb (%)	Zn (%)	Ag Eq (g/t)
7001	1.2	3.7	2.4	163.02	14.12	0.47	594.64

Including	1.2	1.8	0.6	257.81	22.80	0.59	861.66

Drill Hole	From (m)	To (m)	Interval (m)	Ag (g/t)	Pb (%)	Zn (%)	Ag Eq (g/t)
7002	5.3	7.4	2.0	178.72	14.80	0.78	579.31

Including	7.0	7.4	0.4	393.75	38.70	0.08	1402.68

Drill Hole	From (m)	To (m)	Interval (m)	Ag (g/t)	Pb (%)	Zn (%)	Ag Eq (g/t)
7003	23.5	29.3	5.8	104.84	14.21	1.36	441.17

Including	24.2	25.3	1.1	154.69	23.10	0.14	777.94

Drill Hole	From (m)	To (m)	Interval (m)	Ag (g/t)	Pb (%)	Zn (%)	Ag Eq (g/t)
7005	47.9	52.5	4.6	126.56	12.35	0.30	456.07

Including	47.9	49.4	1.5	239.06	21.80	0.08	804.35

Drill Hole	From (m)	To (m)	Interval (m)	Ag (g/t)	Pb (%)	Zn (%)	Ag Eq (g/t)
7008	50.0	56.7	6.7	62.17	7.61	15.03	689.77

Including	51.1	52.0	0.9	145.31	15.50	24.20	1237.28

Drill Hole	From (m)	To (m)	Interval (m)	Ag (g/t)	Pb (%)	Zn (%)	Ag Eq (g/t)
7012	122.6	124.7	2.1	163.15	6.76	0.07	319.28

Including	123.7	124.7	1.1	279.82	11.30	0.08	538.25

Drill Hole	From (m)	To (m)	Interval (m)	Ag (g/t)	Pb (%)	Zn (%)	Ag Eq (g/t)
7039	27.1	32.9	5.8	127.24	7.21	2.00	358.97

Including	28.4	29.3	0.9	295.31	16.20	1.05	716.60

Drill Hole	From (m)	To (m)	Interval (m)	Ag (g/t)	Pb (%)	Zn (%)	Ag Eq (g/t)
7039	39.0	41.3	2.3	93.88	2.85	7.25	358.55

Including	39.0	40.6	1.5	164.98	4.89	9.07	522.87

Drill Hole	From (m)	To (m)	Interval (m)	Ag (g/t)	Pb (%)	Zn (%)	Ag Eq (g/t)
7039	100.2	108.9	8.7	31.35	2.52	6.56	281.69

Including	103.1	104.2	1.1	66.54	5.19	16.40	663.24

Drill Hole	From (m)	To (m)	Interval (m)	Ag (g/t)	Pb (%)	Zn (%)	Ag Eq (g/t)
7035A	20.4	28.1	7.6	165.52	4.98	1.22	303.45

Including	20.4	22.0	1.5	110.29	8.76	1.53	376.68
	26.5	28.1	1.5	648.05	8.92	2.61	826.42

(Reported intercepts are not true widths as there is currently insufficient data to calculate true orientation in space. Prices used to calculate Ag Eq grades are as follows: Zn= $1.00/lb, Pb=$0.85/lb, Ag=$20/Oz)

Figure 3: Drill Cores (hole 7035A 5’ 20OPT)

Technical Information

The diamond drilling program used HQ-size core. Bunker Hill followed standard QA/QC practices to ensure the integrity of the core and sample preparation through to delivery of the samples to the assay lab. The drill core was stored in a secure facility, photographed, logged and sampled based on lithologic and mineralogical interpretations. Standards of certified reference materials, field duplicates and blanks were inserted as samples shipped with the core samples to the lab.

ALS Global was used to provide analytical services and all results comply with both NI 43-101 and industry standards. ALS Global holds an industry standard ISO 17025 accreditation, specifying general requirements for laboratory performance.

Qualified Person

Mr. Scott E. Wilson, CPG, President of Resource Development Associates Inc. and a consultant to the Company, is an Independent “Qualified Person” as defined by NI 43-101 and is acting at the Qualified Person for the Company. He has reviewed and approved the technical information summarized in this news release.

About Bunker Hill Mining Corp.

Bunker Hill Mining Corp. has an option to acquire 100% of all saleable assets at the Bunker Hill Mine. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR and EDGAR databases.

For additional information contact:

Sam Ash, President and Chief Executive Officer

+1 208 786 6999

sa@bunkerhillmining.com

Cautionary Statements

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations. Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, or “plan”. Since forward-looking statements are based on assumptions and address future events and conditions, by their very nature they involve inherent risks and uncertainties. Although these statements are based on information currently available to the Company, the Company provides no assurance that actual results will meet management’s expectations. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. Forward looking information in this news release includes, but is not limited to, the Company’s intentions regarding its objectives, goals or future plans and statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to: the ability to predict and counteract the effects of COVID-19 on the business of the Company, including but not limited to the effects of COVID-19 on the price of commodities, capital market conditions, restriction on labour and international travel and supply chains; failure to identify mineral resources; failure to convert estimated mineral resources to reserves; the inability to complete a feasibility study which recommends a production decision; the preliminary nature of metallurgical test results; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine Complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s public documents filed on SEDAR. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Cautionary Note to United States Investors Concerning Estimates of Measured, Indicated and Inferred Resources

This press release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this press release have been disclosed in accordance with NI 43-101 and the Canadian Institute of Mining, Metallurgy, and Petroleum Definition Standards on Mineral Resources and Mineral Reserves. NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian disclosure standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (“SEC”), and resource and reserve information contained in this press release may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term “resource” does not equate to the term “reserves”. Under U.S. standards, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC’s disclosure standards normally do not permit the inclusion of information concerning “measured mineral resources”, “indicated mineral resources” or “inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute “reserves” by U.S. standards in documents filed with the SEC. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves. U.S. investors should also understand that “inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an “inferred mineral resource” will ever be upgraded to a higher category. Investors are cautioned not to assume that all or any part of an “inferred mineral resource” exists or is economically or legally mineable. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for disclosure of “reserves” are also not the same as those of the SEC, and reserves disclosed by the Company in accordance with NI 43-101 may not qualify as “reserves” under SEC standards. Accordingly, information concerning mineral deposits contained in our website may not be comparable with information made public by companies that report in accordance with U.S. standards.